Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

Maxim Bond Index Portfolio

Supplement dated March 2, 2009 to the Prospectus for the

Maxim Bond Index Portfolio, dated August 18, 2008

As a result of the acquisition of Lehman Brother’s North American investment banking and capital market business by Barclays Plc, all references in the Prospectus to the Lehman Aggregate Bond Index are deleted and replaced with Barclays Capital Aggregate Bond Index.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated August 18, 2008, and should be retained for future reference.